UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

In connection with Dell Technologies Inc.’s (“Dell”) previously announced spin-off of VMware, Inc. (“VMware”), Dell distributed an information statement (the “Information Statement”) to its stockholders of record as of 5:00 p.m. (New York City time) on October 15, 2021. The Information Statement contains a description of the terms of the spin-off, including the various timing and steps pursuant to which the VMware shares beneficially owned by Dell will be distributed. A copy of the Information Statement is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This current report contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” and similar expressions as they relate to Dell or its management are intended to identify these forward-looking statements. All statements by Dell regarding the expected timing, completion and effects of the proposed transaction and similar matters are forward-looking statements. The expectations expressed or implied in these forward-looking statements may not turn out to be correct. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Dell may not be able to complete the proposed transaction on the contemplated terms or other acceptable terms or at all because of a number of factors, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement governing the proposed transaction, the failure to obtain adequate financing sources for a special dividend by VMware, the failure of VMware to satisfy certain rating agency criteria, the effect of the announcement of the transaction on Dell’s ability to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, and other risks, uncertainties, and other factors that could affect Dell’s results in future periods, including, but not limited to, the following: the effects of the COVID-19 pandemic; competitive pressures; Dell’s reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell’s ability to achieve favorable pricing from its vendors; adverse global economic conditions and instability in financial markets; Dell’s execution of its growth, business, and acquisition strategies; the success of Dell’s cost efficiency measures; Dell’s ability to manage solutions and products and services transitions in an effective manner; Dell’s ability to deliver high-quality products, software, and services; cyber-attacks or other data security incidents; Dell’s foreign operations and ability to generate substantial non-U.S. net revenue; Dell’s product, services, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell’s sales channel partners; access to the capital markets by Dell’s or its customers; material impairment of the value of goodwill or intangible assets; weak economic conditions and the effect of additional regulation on Dell’s financial services activities; counterparty default risks; the loss by Dell of any contracts for ISG services and solutions and its ability to perform such contracts at their estimated costs; loss by Dell of government contracts; Dell’s ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; disruptions in Dell’s infrastructure; Dell’s ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; compliance requirements of changing environmental and safety laws or other laws; the effect of armed hostilities, terrorism, natural disasters, and public health issues; Dell’s dependence on the services of Michael Dell and key employees; Dell’s level of indebtedness; and the impact of the financial performance of VMware.

This list of risks, uncertainties, and other factors is not complete. Dell discusses some of these matters more fully, as well as certain risk factors that could affect Dell’s business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell’s annual report on Form 10-K for the fiscal year ended January 29, 2021, quarterly reports on Form 10-Q, and current reports on Form 8-K. Any or all forward-looking statements Dell makes may turn out to be wrong and can be affected by inaccurate assumptions Dell might make or by known or unknown risks, uncertainties, and other factors, including those identified in this current report. Accordingly, you should not place undue reliance on the forward-looking statements made in this current report, which speaks only as of its date. Dell does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Information Statement, dated October 15, 2021

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2021	Dell Technologies Inc.

	By:	/s/ Robert L. Potts
Robert L. Potts
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)